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                                                                 EXHIBIT 10.31


                      REGISTRATION AND STANDSTILL AGREEMENT

                  THIS REGISTRATION AND STANDSTILL AGREEMENT (the "Agreement") is made this 20th day of June, 2003, by and between Alonim Investments Inc., a Canadian corporation and its Affiliates which are signatories hereto, namely: Future Electronics Inc., a New Brunswick (Canada) corporation; and S & F Financial Holdings Inc., a Canadian corporation (of the First Part), and Sipex Corporation, a Massachusetts corporation (the "Company") (of the Second Part).

                  WHEREAS, contemporaneously with the execution of this Agreement, pursuant to that certain Securities Purchase Agreement, by and between the Company and Alonim (the "Securities Purchase Agreement"), Alonim has purchased from the Company, and the Company has issued and sold to Alonim, a 1.5% Convertible Secured Note of the Company due June 30, 2007, in the amount of U.S. $10,560,000 (the "Note"), which may be convertible into shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company on the terms set forth in the Note; and

                  NOW THEREFORE, for and in consideration of the promises and of the mutual covenants, agreements, representations and warranties set forth herein and in the Securities Purchase Agreement, the Voting Agreement and the Note, the parties hereto, intending to be legally bound hereby, agree as follows:


                  1.       Definitions. The following terms, as used in this
` Agreement, shall have the respective meanings given to such terms as set forth below:

                           (a) "Affiliate" shall mean any Person that controls, is controlled by, or is under common control with, Future Electronics Inc.


                           (b) "Beneficial Owner". A Person shall be deemed to be a "Beneficial Owner" of, or to "Beneficially Own," shares of Company Voting Stock in accordance with the meaning given to such term in Rule 13d-3 promulgated under the Exchange Act as in effect on the date of this Agreement.

                           (c) A "Change of Control" shall be deemed to have occurred if any of the following occurs after the date hereof:

                                    (i) the consolidation, merger or other
         business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person, other than: (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company's Voting Power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the Voting Power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities; or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company;


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                                    (ii) the sale or transfer of all or
         substantially all of the Company's assets; or

                                    (iii) the consummation of a purchase, tender
         or exchange offer made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock (other than a purchase or tender or exchange offer made by the Company or any of its subsidiaries that does not result in the transaction constituting a "Rule 13e-3 transaction" for purposes of Rule 13e-3 under the Exchange Act).


                           (d) The "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Note as provided under the Securities Purchase Agreement.

                           (e) "Company Voting Stock" means (i )Common Stock, or (ii) any other securities of the Company entitled to vote generally for the election of directors.

                           (f) "Derivative Securities" means (i) all shares of debt or equity securities that are convertible into or exchangeable for shares of Company Voting Stock, and (ii) all options, warrants and other rights to acquire shares of Company Voting Stock, whether directly or indirectly, and all options, warrants and rights to acquire other securities convertible into or exchangeable for shares of Company Voting Stock, provided, that any unvested conversion rights provided for in the Note shall not be considered to be Derivative Securities until such time as they vest under the terms of the Note.

                           (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                           (h) "Fully Diluted Basis" means that the calculation of the percentage of aggregate Beneficial Ownership of any Person in respect of Company Voting Stock shall be on the basis of the following equation: (i) the numerator of which shall be all vested Derivative Securities (plus, if such Person is Alonim or any of its Affiliates, all Conversion Rights (as defined in the Note) or other rights to acquire Company Voting Stock that can still potentially vest pursuant to the Note or any other security), on a fully converted, exchanged or exercised basis, as the case may be, into Company Voting Stock, plus the shares of Company Voting Stock then Beneficially Owned by such Person; and (ii) the denominator of which shall be the greater of (A) all shares of Company Voting Stock outstanding, plus all vested Derivative Securities then outstanding, plus all Conversion Rights that can still potentially vest pursuant to the Note and (B) 40,000,000 (as adjusted for any stock dividends, distributions, consolidations or splits with respect to such shares).

                           (i) "Limitation Period" means the time period beginning on the date of this Agreement and ending on the third anniversary of such date.

                           (j) "Peak Beneficial Ownership" means the largest aggregate number of shares of Company Voting Stock and Derivative Securities held at any point in time, during the Limitation Period, by Alonim and its Affiliates.

                           (k) "Person" means any individual, trust, corporation, partnership, limited liability company, or other entity and all of its Affiliates.

                           (l) "SEC" means the Securities and Exchange
         Commission.

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                           (m) "Securities Act" means the Securities Act of
         1933, as amended.

                           (n) "Voting Agreement" means the voting agreement entered into by Alonim and the Company on the same date as this Agreement.

                           (o) "Voting Power" means, with respect to any Company Voting Stock, the maximum number of votes which such Company Voting Stock is or would be entitled to cast generally for the election of directors, and in the case of a convertible, exercisable or exchangeable Company Voting Stock, considering such security both on an unconverted, unexercised or unexchanged basis and also on a converted, exercised or exchanged basis, as the case may be.

                  2.       Restriction on Acquisition of Common Stock.

                           (a) During the Limitation Period, and without the prior affirmative vote of the Board of Directors of the Company, neither Alonim nor any of its Affiliates shall, directly or indirectly or collectively:

                                    (i) acquire (by purchase or otherwise),
         offer to acquire, or agree to acquire, directly or indirectly, any shares of Company Voting Stock or Derivative Securities if the effect of such acquisition would be to cause Alonim and its Affiliates to become, in the aggregate, the Beneficial Owner, on a Fully Diluted Basis, of more than thirty-five percent (35.0%) of the Company Voting Stock (the "Standstill Percentage"); or

                                    (ii) request that the Company or any of its
               representatives, directly or indirectly, to amend or waive any provision of this Section 2.

         Notwithstanding the foregoing, Alonim and its Affiliates shall not be in breach hereof, nor shall they be obligated to dispose of Company Voting Stock or Derivative Securities if the aggregate percentage of Company Voting Stock which Alonim and its Affiliates are the Beneficial Owner of, on a Fully Diluted Basis, exceeds the Standstill Percentage, solely as a result of (1) the Company engaging in a stock repurchase of shares of its Company Voting Stock or (2) the lapsing of subscription rights pursuant to Derivative Securities not Beneficially Owned by Alonim and its Affiliates.

                           (b) In the event of a violation by Alonim or its Affiliates of Section 2(a), then the Company, as its sole and exclusive remedy under Section 2(a), shall have the right to terminate: (A) the Distribution Agreement, dated July 1, 1993, between the Company and Future Electronics Inc., as the same may be amended from time to time (the "Distribution Agreement"); or (B) the exclusivity provisions contained in the amendment to the Distribution Agreement dated October 1, 2002 (the "Amendment"), either of such termination to be effective ninety (90) days after such notice is provided to Future Electronics Inc.

                  3A.       Disposition of Common Stock - Limited Period.

                           (a) In the event that Alonim and its Affiliates shall, without the prior affirmative vote of the Board of Directors of the Company, directly or indirectly, by sale or otherwise, dispose of:


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                                    (i) More than 25% of their aggregate Peak
         Beneficial Ownership of the Company Voting Stock or Derivative Securities on or before June 30, 2005; or

                                    (ii) More than 50% of their aggregate
         Peak Beneficial Ownership of the Company Voting Stock or Derivative Securities on or before June 30, 2006; or

                                    (iii) More than 75% of their
         aggregate Peak Beneficial Ownership of the Company Voting Stock or Derivative Securities on or before June 30, 2007,

         then the Company shall have the right to require Alonim and its Affiliates to, and Alonim and its Affiliates shall immediately, disgorge to the Company fifty percent (50%) of any profits made by Alonim and/or its Affiliates on any disposition of the shares of Company Voting Stock or Derivative Securities, in excess of the applicable percentage set forth in this subsection, and to terminate (in its sole discretion): (A) the Distribution Agreement; or (B) the exclusivity provisions contained in the Amendment, either of such termination to be effective ninety (90) days after such notice is provided to Future Electronics Inc. The foregoing remedies shall be the Company's sole and exclusive remedies under this Section 3A in the event of such a disposition by Alonim and its Affiliates of the Company Voting Stock or Derivative Securities.

                           (b) For purposes of clarification, this Section 3A shall include any shares sold by Alonim and its Affiliates under any Registration Statement pursuant to the registration rights set forth in
         Section 4(a) of this Agreement.

                           (c) In order to exercise the rights set forth in
         Section 2(b) or Section 3A(a) above, the Company shall notify
         Alonim in writing that the Company is availing itself of the foregoing remedies, and the Company shall accompany such notice with all available documentation evidencing that the Company is entitled to exercise such remedies.

                  3B.      Disposition of Common Stock - Unlimited Period.
         In the event that either Alonim and/or any of its Affiliates shall, without the prior written consent of the Company, directly or indirectly, dispose, by sale or otherwise, of shares of Company Voting Stock or Derivative Securities, and the effect of such disposition would be to decrease by more than 50% Alonim and its Affiliates' Peak Beneficial Ownership of Company Voting Stock or Derivative Securities, then Future Electronics Inc. shall not be entitled to terminate the Distribution Agreement with the Company "without cause" pursuant to
         Section 11(b) of the Distribution Agreement, unless Future Electronics Inc. gives the Company at least 12 months prior written notice of such termination, in which event, the exclusivity provisions contained in the Amendment shall immediately terminate upon the giving of such notice.

                  4.       Registration Rights for Company Voting Shares.

                           (a) Resale S-3 Registration Procedures and Other Matters. The Company shall:


                                    (i) prepare and file with the SEC a
         registration statement on Form S-3 (or such other form as is then available for registration of such resale) promulgated under the Securities Act (the "Initial Registration Statement") within ninety
         (90) days after the date of this Agreement, subject to receipt of the information called for by the questionnaire attached to this Agreement as Exhibit A from Future Electronics Inc. after prompt written request from the Company to Future Electronics Inc. to provide such information. Such Registration Statement

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         shall be prepared and filed to enable the resale by Alonim or its
         Affiliates, from time to time, on the automated quotation system of the Nasdaq National Market (or any other exchange or market on which the Common Stock is then listed or traded) or in privately negotiated transactions, without restriction other than those expressly set forth herein, of:


                                           (A) the Conversion Shares (without
         regard to whether any such Conversion Shares have yet vested pursuant to the Note); and

                                           (B) the Underlying Shares (as such
         term is defined in the Securities Purchase Agreement dated September 27, 2002, between the Company and S&F Financial Holdings, Inc., an Affiliate of Alonim);

                                    (ii) from time to time, upon demand from
         Alonim, prepare and file with the SEC a registration statement (each such registration statement, an "Additional Registration Statement," and "Registration Statement" shall refer to the Initial Registration Statement, any Additional Registration Statement or any registration statement filed pursuant to Section 4(b) hereof), subject to receipt of the information called for by the questionnaire attached to this Agreement as Exhibit A from Alonim, after prompt written request from the Company to Alonim to provide such information. Such Additional Registration Statement(s) shall be prepared to enable the resale by Alonim or its Affiliates, from time to time, on the automated quotation system of the Nasdaq National Market (or any other exchange or market on which the Common Stock is then listed or traded), or in privately negotiated transactions, without restriction other than those expressly set forth herein, of the other shares of Common Stock now or in the future held by Alonim or any of its Affiliates within the Standstill Percentage, (the "Affiliate Shares"); provided, that any such demand for registration pursuant to this subsection 4(a)(ii) by Alonim shall be for a minimum of 2,000,000 shares;

                                    (iii) to cause the Registration Statement
         to become effective with the SEC as expeditiously as possible;

                                    (iv) prepare and file with the SEC such
         amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not to exceed the earlier of (A) the first date on which Alonim or its Affiliates may, pursuant to Rule 144(k) under the Securities Act or any other rule of similar effect, sell all Conversion Shares then held or issuable upon conversion of the Note, and all other Registrable Shares, within a ninety (90) day period, or (B) such time as all Registrable Shares have been sold;

                                    (v) furnish to Alonim with respect to the
         Registrable Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as Alonim may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by Alonim; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to Alonim shall be subject to the receipt by the Company of reasonable assurances from Alonim that Alonim will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;


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                                    (vi) file documents required of the Company
         for blue sky clearance (A) in all U.S. jurisdictions in which any of the Registrable Shares are originally issued and (B) in states where specified in writing by Alonim; provided, however, that, as to clause
         (B), the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                                    (vii) bear all expenses in connection with
         the procedures in this Section 4(a) and Section 4(b) and the registration of the Conversion Shares and the Underlying Shares pursuant to the Registration Statement; including the reasonable fees and expenses, if any, of one counsel to Alonim and its Affiliates, but excluding underwriting discounts, brokerage fees and commissions incurred by Alonim and/or its Affiliates, provided, that such fees and expenses shall not exceed $20,000 in the aggregate; and provided, further, that any incremental expenses relating to the registration of Affiliate Shares in any registration shall be borne by Alonim;

                                    (viii) advise Alonim promptly after it shall
         receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

                                    (ix) if an offering of Registrable Shares
         is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering, the Company and Alonim;

                                    (x) notify Alonim, promptly after it shall
         receive notice thereof, of the date and time when the Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed;

                                    (xi) cause all Registrable Shares to be
         listed on each securities exchange or market on which the Common Stock is listed;

                                    (xii) make available for inspection upon
         request by Alonim, by any managing underwriter of any distribution to be effected pursuant to the Registration Statement and by any attorney, accountant or other agent retained by Alonim or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Alonim or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

                                    (xiii) if such registration includes an
         underwritten public offering, at the closing provided for in the underwriting agreement, provide, at Alonim's expense, (A) an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, covering such matters with respect to the Registration Statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and such opinion of counsel



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         shall additionally cover such legal matters with respect to the registration as Alonim may reasonably request, and (B) letters dated each of such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or if the offering is not underwritten that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other accounting and financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the Registration Statement and Prospectus, as Alonim may reasonably request; and

                                    (xiv) subject to all the other provisions
         of this Agreement, take all other commercially reasonable steps necessary to effect any registration of Registrable Shares contemplated hereby.

                           (b) Piggyback Rights on Company Registration.

                                    (i) If the Company shall determine to
         register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 4 hereof), other than a registration relating solely to employee benefit plans, a registration relating solely to the offer and sale of debt securities, a registration relating solely to a corporate reorganization or other transaction subject to Rule 145 on Form S-4, a registration on any registration form that does not permit secondary sales (any such registration, a "Company Registration"), the Company shall:

                                           (A) promptly give to Alonim written
         notice thereof;

                                           (B) use its commercially reasonable
         efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in
         Section 4(b)(ii) below, and in any underwriting involved therein, the Additional Registrable Securities specified in a written request or requests made by Alonim and received by the Company within fifteen (15) days after the written notice from the Company described in clause (i) above is received by Alonim, which written request may specify all or a part of the Registrable Securities held by Alonim; and

                                           (C) comply with all the provisions of
         Section 4(a)(iii) through (a)(xiv) in connection with any such registration.

                                    (ii) If the registration of which the
         Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Alonim as a part of the written notice given pursuant to Section 4(b)(i). In such event, the right of Alonim to registration pursuant to this Section 4(b) shall be conditioned upon Alonim's participation in such underwriting and the inclusion of Additional Registrable Securities held by Alonim in the underwriting to the extent provided herein. If Alonim proposes to distribute any securities through such underwriting, then it shall (together with the Company and the other stockholders that are participating in such registration) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If

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         Alonim does not agree to the terms of any such underwriting, then
         Alonim shall be excluded therefrom by notice from the Company or the underwriters. Any Additional Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                                    (iii) Notwithstanding any other provision of
         this Section 4(b), in the event that a Company Registration is underwritten, if a representative of the underwriters advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Additional Registrable Securities) in an offering subject to this Section 4(b) because the number of securities to be underwritten is likely to have an adverse effect on the price, timing or the distribution of securities to be offered, then the Company shall so advise Alonim which would otherwise be underwritten pursuant hereto, and subject to the terms of the registration rights contained in the Stock Purchase Agreements dated as of April 15, 2002 (the "Prior Registration Agreements") between other stockholders and the Company, the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to Alonim and, third, to the other stockholders in accordance with the Prior Registration Agreements. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriting agreement executed in connection with such offering provides for an overallotment option to be granted to the underwriters, and if such option is exercised by the underwriters, the allocation priority established above shall govern the allocation with respect to the sale of any shares of securities (including Registrable Securities) pursuant to such exercise by the underwriters. No such reduction pursuant to this Section 4(b)(iii) shall reduce the amount of Additional Registrable Securities of Alonim included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration.

                                    (iv) The Company shall have the right to
         terminate or withdraw any registration described under this Section 4(b) prior to the effectiveness of such registration whether or not Alonim has elected to include Additional Registrable Securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 4(a) hereof.


                           (c) Transfer of Registrable Shares After
          Registration; Suspension.

                                    (i) Each of Alonim and each of its
         Affiliates agrees that it will not effect any disposition of the Registrable Shares under the Registration Statement referred to in
         Section 4(a) above except as contemplated in such Registration Statement and as described herein or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding Alonim and its Affiliates or its plan of distribution; provided, however, that nothing in this section shall in any way limit Alonim's and its Affiliates' ability to transfer or otherwise dispose of any of the Securities as permitted by any other section of this Agreement and applicable law.

                                    (ii) Except in the event that paragraph
         (iii) below applies, the Company shall (A) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the


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         statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) provide Alonim copies of any documents filed pursuant to Section 4(c)(ii); and (C) inform Alonim that the Company has complied with its obligations in Section 4(c)(ii) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify Alonim to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Alonim pursuant to Section 4(c)(ii) hereof when the amendment has become effective).

                                    (iii) In the event (A) of any request by
         the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (B) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (D) of any event or circumstance which in the good faith judgment of the Company's Board of Directors, upon advice of counsel, would necessitate the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall, deliver a certificate in writing to Alonim (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, Alonim and its Affiliates will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until Alonim's and its Affiliates receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is or they are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as expeditiously as practicable after the delivery of a Suspension Notice to Alonim.

                                    (iv) Provided that a Suspension is not then
         in effect, Alonim and its Affiliates may sell Registrable Shares under the Registration Statement, provided that it arranges or they arrange for delivery of a current Prospectus to the transferee of such Registrable Shares.

                           (d) Indemnification.

                                    (i) For the purpose of this Section 4(d):


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                                           (x) the term "Selling Stockholder"
         shall include Alonim and any officer, director or trustee of Alonim, any underwriter (as defined in the Securities Act) for Alonim and/or any Affiliate of Alonim and each person, if any, that controls Alonim, any Affiliate of Alonim and/or any such underwriter within the meaning of the Securities Exchange Act of 1934, as amended; and

                                           (y) the term "Registration Statement"
         shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
         Section 4(a).

                                    (ii) The Company agrees to indemnify and
         hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement, or alleged untrue statement of any material fact contained in a Registration Statement, or any omission or alleged omission to state a material fact required to be stated in a Registration Statement, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (x) an untrue statement made or alleged untrue statement or omission or alleged omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, (y) the failure of such Selling Stockholder to comply with its covenants and agreements contained in
         Section 4(c) hereof respecting sale of the Registrable Shares, or (z) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Alonim prior to the pertinent sale or sales by Alonim.

                                    (iii) Each of Alonim, S & F Financial
         Holding Inc., and Future Electronics Inc. (together the "Signatory Affiliates")agree to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by such Alonim to comply with the covenants and agreements contained in
         Section 4(c) hereof respecting sale of the Registrable Shares, or (ii) any untrue statement, or alleged untrue statement of any material fact contained in a Registration Statement, or any omission or alleged omission to state a material fact required to be stated in a Registration Statement, or necessary to make the statements therein not misleading, if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of Alonim or the Signatory Affiliates specifically for use in preparation of the Registration Statement, and Alonim or the Signatory Affiliates will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that Alonim's or the Signatory Affiliates obligation to indemnify the Company shall be limited to the amount received by Alonim or the Signatory Affiliates from the sale of the Registrable Shares.

                                    (iv) Promptly after receipt by any
         indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4(d), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 4(d) (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 4(d). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                                    (v) If the indemnification provided for in
         this Section 4(d) is unavailable to or insufficient to hold harmless an indemnified party under Section 4(d)(1) or 4(d)(2) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Alonim as well as any other Selling Stockholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement or omission, whether the untrue statement or omission relates to information supplied by the Company on the one hand or Alonim or other Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and Alonim agree that it would not be just and equitable if contribution pursuant to this Section 4(d)(4) were determined by pro rata allocation (even if Alonim and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 4(d)(4). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
         Section 4(d)(4) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4(d)(4), Alonim and the other Selling Stockholders shall not be required to contribute any amount in excess of the amount by which the amount received by Alonim and other Selling Stockholders from the sale of the Registrable Shares to which such loss relates exceeds the amount of any damages which Alonim or such other Selling Stockholder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                                    (vi) Each of Alonim and each of the
         Signatory Affiliates hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 4(d), and is fully informed regarding said provisions. Each of Alonim and each of its Affiliates further acknowledges that the provisions of this Section 4(d) fairly allocate the risks in light of the ability of Alonim and its Affiliates to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

                           (e) Termination of Conditions and Obligations. The conditions precedent imposed by this Section 4 upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                           (f) Information Available. So long as the
         Registration Statement is effective covering the resale of Registrable Shares owned by Alonim, the Company will furnish to or otherwise make available to Alonim upon Alonim's request and at Alonim's expense:

                                    (i) a full copy of the Registration
         Statement; and

                                    (ii) an adequate number of copies of the
         prospectuses to supply to any other party requiring such prospectuses; and upon the reasonable request of Alonim, the Company will meet with Alonim or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Shares and will otherwise cooperate with Alonim and its Affiliates for the purpose of reducing or eliminating such Alonim's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with Alonim until and unless Alonim shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

                           (g) Effect on Prior Registration Rights. The registration rights granted by the Company in Section 5 of that certain Securities Purchase Agreement dated as of September 27, 2002 by and between the Company and S&F Financial is hereby superseded in its entirety and shall be of no further effect.

                           (h) "Market Stand-Off" Agreement. In connection with any underwritten offering of securities by the Company in which Alonim or its Affiliates participates, if requested by the managing underwriter of such offering, Alonim and its Affiliates shall agree to enter into a market stand-off agreement in customary form with such underwriter pursuant to which such holder will agree not to transfer or offer to transfer any Company securities (other than those included in the registration) during a period not to exceed ninety (90) days following the effective date of the Registration Statement with respect to such underwritten offering.

                  5.       Additional Agreements of the Parties.

                           (a) Alonim and the Company shall, as soon as practicable after the date hereof, amend the Amendment to provide that its current term be automatically extended by one year for each Reference Year (as such term is defined in the Note) which Alonim attains the applicable Target (as such term is defined in the Note), provided that neither Alonim nor any of its Affiliates shall, during the term of this Agreement and without the prior affirmative vote of a majority of the members of the Board of Directors of the Company, directly or indirectly, dispose, by sale or otherwise, of shares of Company Voting Stock or Derivative Securities such that the effect of such disposition would be to decrease by more than 50%, Alonim and its Affiliates' Peak Beneficial Ownership of such Company Voting Stock on a Fully Diluted Basis.

                           (b) During the term of this Agreement, the Company shall not take any action in such a manner that would cause Alonim and its Affiliates' aggregate Beneficial Ownership of Company Voting Stock on a Fully Diluted Basis to exceed the Standstill Percentage.

                  6.       Miscellaneous.

                           (a) Enforcement. The parties acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or in equity.

                           (b) Aggregation. Any shares of Company Voting Stock transferred to or held by any Affiliates of Alonim will be aggregated together with shares held by Alonim for all purposes of this Agreement. All references made to Alonim in this Agreement shall be deemed to also constitute the agreement of the Affiliates of Alonim.

                           (c) Entire Agreement; Waivers. This Agreement, the Securities Purchase Agreement and the other agreements specifically contemplated by the Securities Purchase Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof or shall constitute a further or continuing waiver of that provision.

                           (d) Amendment or Modification. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by such parties.

                           (e) Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, and each successor shall be deemed to be a party hereto for all purposes hereof. The terms and provisions of this Agreement shall not be binding upon any transferee (other than an Affiliate of Alonim) that purchases any securities subject to this Agreement without violation of any provision of this Agreement. Neither Alonim nor any of its Affiliates may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Company, and no transfer or assignment by any party shall relieve such party of any of its obligations hereunder.

                           (f) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties that they would have executed the remaining provisions without including any that may be declared unenforceable.

                           (g) Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

                           (h) Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties, and each such executed counterpart will be an original instrument.

                           (i) Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by fax or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           If to the Company:

                                    Sipex Corporation
                                    233 South Hillview Drive
                                    Milpitas, CA 95035
                                    Telephone: (408) 935-7608
                                    Facsimile: (408) 935-7678
                                    Attention: Phil Kagel, CFO

                           with a copy to:

                                    Wilson Sonsini Goodrich & Rosati

                                    650 Page Mill Road
                                    Palo Alto, CA 94304
                                    Telephone: (650) 493-9300
                                    Facsimile: (650) 493-6811
                                    Attention: Robert G. Day

                           If to Alonim and its Affiliates:

                                    c/o Future Electronics Inc.
                                    237 Hymus Boulevard
                                    Montreal (Pointe Claire)
                                    Quebec, Canada
                                    H9R 5C7
                                    Telephone: (514) 694-7710 Ext. 2266
                                    Facsimile: (514) 695-6245
                                    Attention: Pierre Guilbault
                                    Executive Vice-President and Chief
                                    Financial Officer

                            with a copy to:

                                    Guy Lavergne, Esq.
                                    Associate General Counsel
                                    Tel.: (514) 694-7710, Ext. 2986
                                    Facsimile: (514) 694-7515

                           (j) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of California, without giving effect to any choice or conflict of law provision or rule that would cause the application of the law of any other jurisdiction.

                           (k) Termination. This Agreement will commence on the date first referred to above and shall terminate at the earliest to occur of (i) the Note being paid in full or otherwise cancelled or extinguished, (ii) a Change of Control of the Company or (iii) the written approval of the parties hereto, provided, that (x) the registration rights granted in Section 4 shall terminate upon the date on which Registrable Securities held by Alonim (together with its Affiliates) may be sold pursuant to Rule 144(k), and (y) the indemnification provisions in Section 4 shall survive the completion of any offering of Registrable Securities and any termination of this Agreement.


                         [Signatures on Following Page]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their proper and duly authorized officers, as of the date first above written.

                                    SIPEX CORPORATION



                                    By:  /s/ Walid Maghribi
                                         ---------------------------------------
                                         Walid Maghribi
                                         President and Chief Executive Officer

                                    FUTURE ELECTRONICS INC.



                                    By:  /s/ Guy Lavergne
                                         ---------------------------------------
                                         Guy Lavergne
                                         Attorney

                                    S&F FINANCIAL HOLDINGS INC.



                                    By:  /s/ Guy Lavergne
                                         ---------------------------------------
                                         Guy Lavergne
                                         Attorney

                                    ALONIM INVESTMENTS INC.



                                    By:  /s/ Guy Lavergne
                                         ---------------------------------------
                                         Guy Lavergne
                                         Attorney

                                   EXHIBIT A



                    FORM OF SELLING STOCKHOLDER QUESTIONNAIRE

         Sipex Corporation
         233 South Hillview Drive
         Milpitas, CA 95035

         Ladies and Gentlemen:

                  We understand that _____________ is named as a selling shareholder in the prospectus that forms a part of the registration statement on Form S-3 (Registration No. 333-___) that Sipex Corporation has filed with the Securities and Exchange Commission to register under the Securities Act of 1933 the offer and sale of the shares of Sipex Corporation common stock issued pursuant to the conversion of the Note (as defined in that certain Securities Purchase Agreement dated as of May ___, 2003, by and between Sipex Corporation and Alonim Investments Inc.). We understand further that Sipex Corporation will use the information that we provide in this Questionnaire to ensure the accuracy of the registration statement and the prospectus.

         -----------------------------------------------------------------------
                          PLEASE ANSWER EVERY QUESTION.
                  IF THE ANSWER TO ANY QUESTION IS "NONE" OR "NOT APPLICABLE," PLEASE SO STATE.
         -----------------------------------------------------------------------

         1. NAME. Type or print your name exactly as it should appear in the Registration Statement.

                  --------------------------------------------------------------

         2. CONTACT INFORMATION. Provide the address, telephone number and fax number where you can be reached during business hours.

         Address:
                  --------------------------------------------------------------

                  --------------------------------------------------------------
         Phone:
                  --------------------------------------------------------------
         Fax:
                  --------------------------------------------------------------

         3. RELATIONSHIP WITH SIPEX CORPORATION. Describe the nature of any position, office or other material relationship you have had with Sipex Corporation during the past three years.

                  --------------------------------------------------------------

                  --------------------------------------------------------------


         4. OWNERSHIP OF SIPEX CORPORATION SECURITIES. This question covers your beneficial ownership of Sipex Corporation securities. Please consult the Appendix to this Questionnaire for information as to the meaning of "beneficial ownership."

         (a)      State the number of shares of Sipex  Corporation  common
                  stock that you beneficially  owned as of            , 2003:
                                                           -----------
                  No. of Shares of Stock
                                         ---------------------------------------

         (b) State the total number of shares of Sipex Corporation common stock that you have the right to acquire upon the exercise of options (including employee stock options) or warrants that are currently exercisable or will become exercisable before [DATE IN SUBSECTION (A) + 60 DAYS].

                  No. of Shares of Stock
                                          --------------------------------------
                  Type of Right
                                 -----------------------------------------------

         (c) If you have the right to purchase any additional shares of stock, whether under an option, warrant, debenture, or otherwise, please indicate the number of shares you have a right to purchase and any contingencies relating to such shares.

                  No. of Shares of Stock
                                          --------------------------------------
                  Title of Security
                                     -------------------------------------------
                  Contingencies
                                 -----------------------------------------------

         (d) If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have included in the amount stated in answer to Item 4(a) above shares (and/or shares represented by options or warrants) which are not owned of record by you, please give details as to the nature of your "beneficial ownership" of such shares and state the amount of shares so owned.

                  No. of Shares of Stock
                                          --------------------------------------
                  Title of Security
                                     -------------------------------------------
                  Nature of Beneficial Ownership
                                                  ------------------------------

         (e) If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have excluded from the amount stated in the answer to Item 4(a) above shares (and/or shares represented by options or warrants) which are owned of record by you, please state the amount so excluded and explain why you are not the "beneficial owner" of such shares.

                  No. of Shares of Stock
                                          --------------------------------------
                  Title of Security
                                     -------------------------------------------

                  Explanation of Nonbeneficial Ownership
                                                         -----------------------

                  --------------------------------------------------------------

         5. RELIANCE ON RESPONSES. I acknowledge and agree that Sipex Corporation and its counsel, Wilson Sonsini Goodrich & Rosati, shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the registration statement and the sale of any shares of common stock of Sipex Corporation pursuant to the registration statement.

         Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below.

         If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please
         immediately contact                      of Wilson Sonsini Goodrich &
         Rosati, counsel to Sipex Corporation, at (650)              or [Company
         Contact], [Title] for Sipex Corporation, at (   )          .



         Date: ---------------------     -------------------------------------
                                          (Print name of selling stockholder)


                                          By:
                                                --------------------------------
                                                          (Signature)

                                          Name:
                                                --------------------------------
                                                         (Print name)

                                          Title:
                                                --------------------------------

                                    APPENDIX

    DETERMINING "BENEFICIAL OWNERSHIP"

         (a) A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

                  (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or


                  (2) Investment power which includes the power to dispose, or direct the disposition of, such security.

                  Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

         (b) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

         (c) Notwithstanding the provisions of paragraph (a), a person is deemed to be the "beneficial owner" of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security;
                  (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.